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                                                                   EXHIBIT 10.15
                               DEED OF TRUST NOTE


$2,440,000.00                                            Silver Spring, Maryland

                                                                October 16, 1998


      FOR VALUE RECEIVED, EXECUSTAY CORPORATION, a Maryland corporation, EXECUSTAY CORPORATION OF AMERICA, a Maryland corporation, EXECUTIVE AMENITIES, INC., a Maryland corporation, EXECUTIVE AMENITIES - WEST, INC., a Maryland corporation, EXECUTIVE FURNITURE CENTRE, INC., a Maryland corporation, BOLAND CORPORATE HOUSING, INC., a New York corporation, and CORPORATE ACCOMMODATIONS, INC., a Connecticut corporation (collectively, the "Maker"), jointly and severally promise to pay to the order of CRESTAR BANK, a Virginia banking corporation (or its successors or assigns) (the "Payee"), the principal sum of TWO MILLION FOUR HUNDRED FORTY THOUSAND DOLLARS ($2,440,000.00), or so much thereof as may be advanced pursuant to that certain Building Loan Agreement of even date herewith between the Maker and the Payee (the "Loan Agreement") and remain unpaid, together with accrued interest, at the rate hereinafter set forth, on the unpaid principal balance hereof from time to time, from the date of this Note until the date the entire principal sum hereof has been paid in full. Said interest and principal shall be payable as set forth hereinbelow.

      Interest, computed at the "Annual Rate" (hereinafter defined), shall be due and payable in consecutive monthly installments on the first day of each and every calendar month during the term of this Note commencing on November 1, 1998, except that the last such payment of interest shall be due on the "Maturity Date" (hereinafter defined). On each such interest payment date, all interest accrued to that date shall be due and payable.

      In addition to and together with the payments of interest required hereunder as set forth above, the principal balance of this Note shall be payable as follows:

           (a) Commencing on the "Conversion Date" (hereinafter defined), and continuing on the first day of each and every calendar month thereafter through and including the date that is one hundred nineteen (119) months after the Conversion Date, the unpaid principal balance evidenced by this Note shall be due and payable in consecutive equal monthly installments calculated by the Payee on the basis of a twenty (20)-year amortization schedule; and

           (b) The entire unpaid principal balance, together with accrued and unpaid interest thereon, and all other obligations of Maker hereunder, if not sooner paid, shall be due and payable in full on February 28, 2009 (the "Maturity Date").

      Until the Conversion Date, the "Annual Rate" shall mean a fluctuating annual rate of interest equal to the sum of the "Libor Rate" (hereinafter defined) plus two hundred basis points (2.0%). Provided that no default by the Maker then exists under this Note or the "Deed of Trust" (hereinafter defined), the Maker shall have the option (the "Conversion Option"), upon written
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notice to the Payee at least thirty (30) days prior to the Conversion Date, to convert the Annual Rate on the entire principal amount evidenced by this Note for the then remaining term hereof, commencing on the Conversion Date, to either
(i) a fluctuating annual rate equal to the sum of the Libor Rate plus one hundred fifty basis points (1.5%), or (ii) a fixed annual rate of interest equal to the sum of the "Cost of Funds Rate" (hereinafter defined) plus one hundred fifty basis points (1.5%). If the Maker fails to give the Payee a timely notice of the interest rate it elects under the Conversion Option, the Maker shall be conclusively deemed to have duly elected alternative (i) in the preceding sentence. The Maker's right to exercise the Conversion Option shall be subject to the following terms and conditions: (a) prior to the Maker's exercise of the Conversion Option, the "Improvements" (as defined in the Loan Agreement) shall have been satisfactorily completed in accordance with the approved "Plans and Specifications" (as defined in the Loan Agreement), as determined by the Payee and the Payee's "Inspector" (as defined in the Loan Agreement), free and clear of any mechanic's or materialmen's liens; and (b) the Conversion Option may be exercised only once during the term of this Note and, once exercised, shall be irrevocable. If the Maker duly exercises (or is deemed to have duly exercised) the Conversion Option, then, commencing on the Conversion Date and continuing thereafter until this Note is repaid in full, the "Annual Rate" shall mean the annual rate of interest elected (or deemed to have been elected) by the Maker in accordance with this paragraph. The "Conversion Date" shall mean the first day of the first calendar month after the satisfactory completion of the Improvements in accordance with the approved Plans and Specifications, as determined by the Payee and the Payee's Inspector.

      The "Libor Rate" means, with respect to any particular month in which the interest rate under this Note is to be established or adjusted, the one month LIBOR established by the British Bankers Association on the first "Business Day" (hereinafter defined) of such month (or as of the date of this Note with respect to the initial rate) as displayed on page 3750 of the Telerate Services, Incorporated screen or on such other display as may replace such page, and as adjusted by the Payee for reserves, brokers' commissions, regulatory costs, and deposit insurance requirements. In the event the LIBOR established by the British Bankers Association is not reported on the Telerate Services, Incorporated screen on the first Business Day of any month in which an adjustment is to be made hereunder, then for the purpose of determining the "Libor Rate", the Payee shall refer to such other independent recognized source of data or another interbank quotation reflecting the London Interbank Market as the Payee may consider appropriate in its sole discretion. "Business Day" means a day (i) on which banks in the City of London, England are generally open for interbank or foreign exchange transactions, and (ii) that is not a Saturday, Sunday, or a day on which banks are required or permitted to be closed in the State of Maryland.

      The "Cost of Funds Rate" means the annual rate of interest, as determined by the Payee as of the date that is thirty (30) days prior to the Conversion Date, that would be paid on a deposit or other obligation of the Payee with a maturity comparable to that of this Note, issued by the Payee at par to an institutional investor, adjusted for reserves, brokers' commissions, regulatory costs, and deposit insurance requirements.

      All regular monthly payments made on account hereof shall be applied first to the payment of any late charges accrued and due, then to accrued and unpaid interest, then to unpaid principal then due and payable, and any remainder of any such payment shall be applied to unpaid principal
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to be due and payable on the Maturity Date, and thereafter to any unpaid installments of principal in the inverse order of maturity. All interest hereunder shall be calculated based upon a 360-day-year factor applied to actual days.

      Upon the occurrence of any default hereunder, then (a) if the indebtedness evidenced hereby is then accruing interest at a fluctuating Annual Rate calculated on the basis of the Libor Rate, such payment, and the then unpaid principal balance hereof, shall bear interest thereafter at a rate equal to 2% in excess of the Annual Rate until such time as any such payment, together with accrued interest thereon, is received by the holder hereof, and (b) if said indebtedness is then accruing interest at a fixed Annual Rate calculated on the basis of the Cost of Funds Rate, such payment, and the then unpaid principal balance hereof, shall bear interest thereafter at a rate equal to the greater of
(i) 2% per annum in excess of the Annual Rate, or (ii) 2% per annum plus the prime rate of interest established and declared from time to time by the Payee (which is not necessarily the lowest rate of interest charged by the Payee to borrowers), until such time as such default is cured. In addition to the provisions contained in the preceding sentence, if any payment is received by the holder hereof more than 15 days after the date such payment is due, then the Maker promises to pay to such holder a "late charge" as liquidated damages equal to 5% of the amount of such payment which was required to be paid pursuant to this Note.

      All payments of principal, interest and other sums due hereunder shall be made during regular business hours at the office of the Payee at 14401 Sweitzer Lane, Laurel, Maryland 20707, or at such other place as the holder of this Note may from time to time designate in writing and shall be made in lawful money of the United States of America which at the time of payment shall be legal tender for the payment of public and private debts. All payments hereunder shall be made without offset, demand, counterclaim, deduction, abatement, defense, or recoupment, each of which Maker hereby waives.

      This Note is made pursuant to the Loan Agreement and is secured by a Deed of Trust and Security Agreement (the "Deed of Trust") of even date herewith executed and delivered by the Maker and conveying to Joseph A. Hilseberg and Mario Roca, Trustees, certain real property, together with any improvements thereon, located in Montgomery County, Maryland, as more particularly described in Exhibit "A" to the Deed of Trust (collectively, the "Property"). All of the terms, covenants, conditions and provisions of the Loan Agreement and Deed of Trust are hereby incorporated in and made a part of this Note to the same extent as if herein set forth in full.

      It is expressly agreed that time is of the essence of this Note. In the event of a default in the payment of any amount hereunder as and when the same becomes due and payable, or in the event of default by the Maker in the performance of any of the terms, covenants, conditions or provisions of the Deed of Trust, then, and in any of such events, the holder hereof may, at the option of such holder, declare the entire outstanding principal balance hereof, together with accrued interest thereon, late charges and any liquidated damages provided for herein, and all other sums secured by the Deed of Trust to be immediately due and payable without demand or further notice to the Maker or any other person. Failure of the holder to exercise any rights hereunder shall not constitute its waiver of the right to the later exercise thereof. All costs incurred by the holder of this Note in connection with the indebtedness evidenced hereby, including attorneys' fees (whether suit is brought or not), shall be paid by the Maker on demand.
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      So long as this Note is accruing interest at a fluctuating Annual Rate calculated on the basis of the Libor Rate, the privilege is hereby reserved by the Maker to prepay the principal of this Note in whole at any time, or in part at any time and from time to time after the satisfactory completion of the Improvements as described above, without any prepayment premium, upon no less than thirty (30) days' prior written notice to the holder hereof and provided that a payment of all accrued and unpaid interest to the date of such prepayment is included with such prepayment as to the amount of principal being prepaid at any time.

      If this Note is accruing interest at a fixed Annual Rate calculated on the basis of the Cost of Funds Rate, the privilege is hereby reserved by Maker to prepay the principal of this Note in whole or in part at any time and from time to time, provided that (a) the Maker shall provide no less than thirty (30) days' prior written notice to the holder hereof of its intent to make any such prepayment, (b) the Maker shall pay to the holder hereof at the time of each such prepayment all accrued and unpaid interest to the date of such prepayment as to the amount of principal being prepaid, and (c) the Maker shall also pay to the holder hereof at the time of each such prepayment (whether such prepayment is voluntary or involuntary), in consideration of the holder hereof accepting such prepayment, a prepayment premium equal to the "Applicable Fraction" (hereinafter defined) times an amount equal to the positive difference, if any, calculated by subtracting (i) the present value of a series of hypothetical payments, with one such hypothetical payment being made on the first day of each calendar month from the date of the Maker's prepayment to and including the Maturity Date, and with each such hypothetical payment being in an amount equal to (A) one-twelfth (1/12th) of the applicable "Treasury Bond Yield" (hereinafter defined) times (B) the principal amount that would have been outstanding under this Note on the date of each such hypothetical payment if Maker had not made the prepayment and if all amortization payments required under this Note had been made as and when due prior to the date of each such hypothetical payment, from (ii) the present value of the monthly payments of interest that would have been payable under this Note from the date of the prepayment to and including the Maturity Date if Maker had not made the prepayment and if all amortization payments required under this Note had been made as and when due. The foregoing present value calculations shall be made using an annual discount rate equal to the applicable Treasury Bond Yield. The "Applicable Fraction" shall mean, with respect to each prepayment, a fraction, the numerator of which is the amount of that principal prepayment, and the denominator of which is the outstanding principal amount of the indebtedness evidenced by this Note immediately prior to that prepayment; and the "Treasury Bond Yield" shall mean, with respect to each prepayment, the annual yield to maturity of non-callable debt obligations of the United States Treasury having (x) an amount closest to, but not greater than, the amount of the prepayment, and (y) a maturity closest to, but not greater than, the number of months between the date of that prepayment and the Maturity Date, all as reported in the Wall Street Journal (or, if the Wall Street Journal is no longer published, as reported in another daily financial publication of national circulation designated by the holder of this Note) on the fifth (5th) business day preceding the date of that prepayment.

      No prepayment premium will be charged with respect to involuntary prepayments resulting from condemnation awards being paid to the holder hereof or from proceeds from fire and/or casualty insurance being paid to the holder hereof or with respect to payments of interest that would otherwise exceed applicable law and are, therefore, treated as though they were prepayments of principal hereunder. Partial prepayments shall not postpone or reduce any regular payments of principal or interest, but shall be credited first to the payment of any late charges accrued and due,
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then to other sums advanced by the Payee pursuant to the Deed of Trust, then to accrued and unpaid interest, then to unpaid principal to be due and payable on the Maturity Date and then, if applicable, to any unpaid installments of principal in the inverse order of maturity.

      Notwithstanding any provision herein or in the Deed of Trust or in any other instrument or document executed in connection herewith, the total liability for payments in the nature of interest shall not exceed the limits now imposed by the usury laws of the jurisdiction whose laws govern the interpretation and enforcement of this Note. If by reason of the acceleration of the unpaid principal balance of this Note for any cause, or if, for any other reason, interest in excess of the highest legal contract rate in said jurisdiction shall at any time be paid, any such excess shall constitute and be treated as a payment on the principal hereof and shall operate to reduce such principal balance.

      If any provision (or any part of any provision) contained in this Note shall for any reason be held or deemed to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note, and this Note shall be construed as if such invalid, illegal or unenforceable provision (or part thereof) had never been contained herein and the remaining provisions of this Note shall remain in full force and effect.

      The Maker, all endorsers and guarantors hereof, and all others who may become liable for all or any part of the obligation evidenced hereby, waive presentment, demand, protest, notice of demand and of dishonor and of nonpayment, and any and all lack of diligence or delays in collection or enforcement hereof. The Maker and all endorsers and guarantors hereof further jointly and severally expressly agree with the holder hereof that said holder may, from time to time, extend or renew this Note or any payment hereunder without notice, in such manner, on such terms and for such time(s) as the holder may see fit, all without in any way affecting or releasing the liability of the Maker and all endorsers and guarantors hereof.

      In the event any default shall occur hereunder or under any other document evidencing or securing the indebtedness evidenced hereby, the Maker authorizes the clerk or any attorney of any court of record to appear for all or any one
(1) or more of the entities collectively comprising the Maker, in any court of competent jurisdiction, to waive the issuance and service of process and to enter judgment by confession in favor of the holder of this Note for the balance (principal and all other sums secured by the Deed of Trust) then due on this Note, together with court costs, interest and an attorney's fee of fifteen percent (15%) of the principal and interest then due hereunder. No single exercise of the foregoing power to confess judgment shall be deemed to exhaust the power, whether or not any such exercise shall be held by any court to be invalid, voidable or void, but the power shall continue undiminished, and it may be exercised from time to time as often as the holder of this Note shall elect, until such time as the holder of this Note shall have received payment in full of all indebtedness of Maker to the holder of this Note.

      WAIVER OF TRIAL BY JURY. THE MAKER HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR IN ANY WAY PERTAINING TO THIS NOTE AND/OR ANY OF THE OTHER DOCUMENTS EVIDENCING OR SECURING THE DEBT TRANSACTION EVIDENCED HEREBY. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY MAKER, AND MAKER HEREBY
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REPRESENTS THAT NO ORAL OR WRITTEN STATEMENTS HAVE BEEN MADE BY ANY PARTY TO
INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS STATED EFFECT. MAKER FURTHER REPRESENTS THAT IT HAS BEEN REPRESENTED BY INDEPENDENT COUNSEL, SELECTED OF ITS OWN FREE WILL, IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH SUCH COUNSEL.

      This Note is to be construed and enforced according to and governed by the laws of the State of Maryland.





                            [SIGNATURE PAGE FOLLOWS]

















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      IN WITNESS WHEREOF, the Maker has caused this Note to be executed, sealed, and delivered as of the day and year first above written.


WITNESS:                            MAKER:

                                    EXECUSTAY CORPORATION,
                                    a Maryland corporation



                                    By:                                   [SEAL]
------------------------------         -----------------------------------
                                    Name:
                                         ---------------------------------
                                    Title:
                                          --------------------------------

                                    EXECUSTAY CORPORATION OF AMERICA,
                                    a Maryland corporation



                                    By:                                   [SEAL]
------------------------------         -----------------------------------
                                    Name:
                                         ---------------------------------
                                    Title:
                                          --------------------------------


                                    EXECUTIVE AMENITIES, INC.,
                                    a Maryland corporation



                                    By:                                   [SEAL]
------------------------------         -----------------------------------
                                    Name:
                                         ---------------------------------
                                    Title:
                                          --------------------------------


                                    EXECUTIVE AMENITIES - WEST, INC.,
                                    a Maryland corporation



                                    By:                                   [SEAL]
------------------------------         -----------------------------------
                                    Name:
                                         ---------------------------------
                                    Title:
                                          --------------------------------


                         [ADDITIONAL SIGNATURES FOLLOW]
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                                    EXECUTIVE FURNITURE CENTRE, INC.,
                                    a Maryland corporation



                                    By:                                   [SEAL]
------------------------------         -----------------------------------
                                    Name:
                                         ---------------------------------
                                    Title:
                                          --------------------------------


                                    BOLAND CORPORATE HOUSING, INC.,
                                    a New York corporation



                                    By:                                   [SEAL]
------------------------------         -----------------------------------
                                    Name:
                                         ---------------------------------
                                    Title:
                                          --------------------------------


                                    CORPORATE ACCOMMODATIONS, INC.,
                                    a Connecticut Corporation



                                    By:                                   [SEAL]
------------------------------         -----------------------------------
                                    Name:
                                         ---------------------------------
                                    Title:
                                          --------------------------------
















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